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                                                                   EXHIBIT 10.18





                                    GUARANTY


                  GUARANTY, dated as of August 5, 1998, made by MR. MICHAEL F. THOMAS (the "Guarantor"). Except as otherwise defined herein, terms used herein and defined in the Amended, Restated and Consolidated Credit Agreement, dated as of August 5, 1998 (as modified, supplemented or amended from time to time, the "Credit Agreement"), shall be used herein as so defined.


                              W I T N E S S E T H :


                  WHEREAS, UNITED PETROLEUM CORPORATION, a corporation organized and existing under the laws of Delaware, CALIBUR SYSTEMS, INC., a corporation organized and existing under the laws of Tennessee, and JACKSON-UNITED PETROLEUM CORPORATION, a corporation organized and existing under the laws of Kentucky (each a "Borrower" and, collectively, the "Borrowers") and INFINITY INVESTORS LIMITED, a Nevis West Indies corporation (the "Lender") have entered into the Credit Agreement providing for the making of the Consolidated Loans as contemplated therein;

                  WHEREAS, it is a condition to the making of the Consolidated Loans under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty; and

                  WHEREAS, the Guarantor will obtain benefits as a result of the Consolidated Loans made to the Borrowers under the Credit Agreement, in particular the Calibur Consolidated Loan, and, accordingly, desires to execute and deliver this Guaranty in order to satisfy the condition described in the preceding paragraph;


                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to the Lender and hereby covenants and agrees with the Lender as follows:

                  1. The Guarantor irrevocably and unconditionally guarantees the full and prompt payment when due (whether by acceleration or otherwise) of the principal of and interest on the A Note issued under the Credit Agreement and of all other obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Borrowers now existing or hereafter incurred under, arising out of or in connection with the Calibur Consolidated Loan under the Credit Agreement or any other Credit Document and the due performance and compliance with the terms of the Credit Documents by the Borrowers with respect to the Calibur

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Consolidated Loan (all such principal, interest, obligations and liabilities, collectively, the "Guaranteed Obligations"). All payments by the Guarantor under this Guaranty shall be made on the same basis as payments by the Borrowers under Sections 3.3 and 3.4 of the Credit Agreement. Upon the cancellation of the A Note, this Guaranty shall terminate.

         2. The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liability, suit or taking of other action by the Lender against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor).

         3. The Lender may at any time and from time to time without the consent of, or notice to the Guarantor, without incurring responsibility to the Guarantor and without impairing or releasing the obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

          (c) exercise or refrain from exercising any rights against the Borrowers or others or otherwise act or refrain from acting;

          (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrowers to creditors of the Borrowers other than the Lender and the Guarantor;

          (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrowers to the Lender regardless of what liability or liabilities of the Borrowers remain unpaid;

          (f) consent to or waive any breach of, or any act, omission or default under, any of the Credit Documents, or otherwise amend, modify or supplement any of the Credit Documents or any of such other instruments or agreements; and/or

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          (g) act or fail to act in any manner referred to in this Guaranty which may deprive the Guarantor of his rights to subrogation against the Borrowers to recover full indemnity for any payments made pursuant to this Guaranty.

          4. Obligations of the Guarantor under this Guaranty are absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:
(a) any action or inaction by the Lender as contemplated in Section 3 of this Guaranty; or (b) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor. This Guaranty is a primary obligation of the Guarantor.

          5. If and to the extent that the Guarantor makes any payment to the Lender or to any other Person pursuant to or in respect of this Guaranty, any claim which the Guarantor may have against the Borrowers by reason thereof shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations.

          6. In order to induce the Lender to make the Consolidated Loans pursuant to the Credit Agreement, the Guarantor makes the following representations, warranties and agreements:

          (a) The Guarantor has power and authority to execute, deliver and perform the terms and provisions of this Guaranty, and has taken all necessary action to execute, deliver and perform this Guaranty. The Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes a legal, valid and binding obligation enforceable in accordance with its terms.

          (b) Neither the execution, delivery or performance by the Guarantor of this Guaranty, nor compliance by him with the terms and provisions hereof,
     (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality or (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Guarantor is a party or by which he or any of his property or assets is bound or to which it may be subject.

          (c) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or (ii) the legality, validity, binding effect or enforceability of this Guaranty.

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          (d) There are no actions, suits or proceedings pending or, to the best knowledge of the Guarantor, threatened (i) with respect to any Credit Document or (ii) that are reasonably likely to materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) of the Guarantor.

          (e) All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Guarantor in writing to any Lender (including, without limitation, all information contained herein) for purposes of or in connection with this Guaranty or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Guarantor in writing to any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

          (f) The Guarantor has filed all tax returns required to be filed by him and has paid all income taxes payable by him which has become due pursuant to such tax returns and all other taxes and assessments payable by him which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. The Guarantor has paid, or has provided adequate reserves (in the good faith judgment of the Guarantor) for the payment of, all federal and state income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

          7. The Guarantor covenants and agrees that he will fully cooperate and use his best efforts to cause the consummation of the transactions contemplated by the Term Sheet attached as Exhibit J to the Credit Agreement:

          8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder and no course of dealing between the Guarantor and the Lender or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lender or the holder of any Note would otherwise have. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender or the holder of any Note to any other or further action in any circumstances without notice or demand.

          9. This Guaranty shall be binding upon the Guarantor and his successors and assigns and shall inure to the benefit of the Lender and their successors and assigns.

          10. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except as provided in Section 9.11 of the Credit Agreement.

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          11. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default the Lender is hereby authorized at any time or from time to time, without presentment, demand, protest, or other notice of any kind to the Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Lender (including, without limitation, by branches and agencies of the Lender wherever located) to or for the credit or the account of the Guarantor against and on account of the obligations of the Guarantor to the Lender under this Guaranty, irrespective of whether or not the Lender shall have made any demand hereunder and although said obligations, or any of them, shall be contingent or unmatured.

          12. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 9.3 of the Credit Agreement, provided that, for this purpose, the address of the Guarantor shall be the one specified opposite his signature below.

          13. If claim is ever made upon the Lender or the holder of any Note for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrowers), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon him, notwithstanding any revocation hereof or the cancellation of any Note or other instrument evidencing any liability of the Borrowers, and the Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee

          14. Any acknowledgment or new promise, whether by payment or principal or interest or otherwise and whether by the Borrowers or others (including the Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of the Guarantor against the Lender or the holder of any Note shall have commenced to run, toll the running of such statute of limitations, and if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

          15. This Guaranty and the rights and obligations of the Lender, the holders of the Notes and the Guarantor hereunder shall be construed in accordance with and governed by the law of the State of New York, without giving effect to conflicts of laws principles.

          The obligation of the Guarantor to make payment in Dollars of any Guaranteed Obligations due hereunder shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any currency other than Dollars, except to the extent such tender or recovery shall result in the actual receipt by the Lender or on behalf of the holders of the Notes of the full amount of Dollars expressed to be


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payable in respect of any such Guaranteed Obligations. The obligation of the
Guarantor to make payment in Dollars as aforesaid shall be enforceable as an alternative or additional cause of action for the purpose of recovery in Dollars of the amount, if any, by which such actual receipt shall fall short of the full amount of Dollars expressed to be payable in respect of any such Guaranteed Obligations, and shall not be affected by judgment being obtained for any other sums due under this Guaranty.


                  IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty as of the date first above written.

                      Address
                      -------
         Michael F. Thomas                                    MICHAEL F. THOMAS
         3624 Rankin Ferry Loop Road
         Louisville, Tennessee  37777
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

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Accepted and Agreed to:

INFINITY INVESTORS LIMITED, a
Nevis West Indies corporation


By
  ---------------------------
Name:
Title: